                                                                    EXHIBIT 25.1

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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)    / /

                             ---------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                  NEW YORK                                      13-5160382
           (State of incorporation                           (I.R.S. employer
        if not a U.S. national bank)                        identification no.)

       ONE WALL STREET, NEW YORK, N.Y.                             10286
  (Address of principal executive offices)                      (Zip code)

                            ------------------------

                              AUTOTOTE CORPORATION
              (Exact name of obligor as specified in its charter)

                  DELAWARE                                      81-0422894
       (State or other jurisdiction of                       (I.R.S. employer
       incorporation or organization)                       identification no.)

      750 LEXINGTON AVENUE, 25TH FLOOR                             10022
             NEW YORK, NEW YORK                                 (Zip code)
  (Address of principal executive offices)

                            ------------------------

              12 1/2% SERIES B SENIOR SUBORDINATED NOTES DUE 2010
                      (TITLE OF THE INDENTURE SECURITIES)

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
                        TABLE OF ADDITIONAL REGISTRANTS

Autotote Management Corporation                   Delaware                  51-0354754
100 Bellevue Rd
Newark, Delaware 19714

Autote Systems, Inc.                              Delaware                  51-0354754
100 Bellevue Rd
Newark, Delaware 19714

Autotote International, Inc.                      Delaware                  51-0213540
100 Bellevue Rd
Newark, Delaware 19714

Autotote Enterprises, Inc.                        Connecticut               06-1370549
600 Long Wharf Drive
New Haven, CT 06511

Autotote Keno Corporation                         Nebraska                  51-0354751
100 Bellevue Rd
Newark, Delaware 19714

Autotote Lottery Corporation                      Delaware                  52-1808020
220 South Continental Dr.
Newark, DE 19713

Acra Acquisition Corp.                            New Jersey                51-0383829
100 Bellevue Rd
Newark, Delaware

Marvin H. Sugarman Productions, Inc.              New York                  13-1951915
750 Lexington Avenue
New York, New York 10022

Autotote Gaming, Inc.                             Nevada                    88-0415955
100 Bellevue Rd
Newark, Delaware 19714

Autotote Dominicana Inc.                          Delaware                  51-0404302
100 Bellevue Rd
Newark, Delaware 19714

Scientific Games Holdings Corp.                   Delaware                  13-3615274
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

Scientific Games Inc.                             Delaware                  58-1943521
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

Scientific Games (Greece), Inc.                   Delaware                  58-2130029
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

Scientific Games Acquisition, Inc.                Delaware                  58-2105952
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

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

Scigames France Inc.                              Delaware                  58-2391571
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

Scientific Games Finance Corporation              Delaware                  51-0381261
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

Scientific Games Royalty Corporation              Delaware                  51-0381259
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                    NAME                                          ADDRESS
                    ----                                          -------
    Superintendent of Banks of the State of    2 Rector Street,
    New York                                   New York, N.Y. 10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York           33 Liberty Plaza,
                                               New York, N.Y. 10045

    Federal Deposit Insurance Corporation      Washington, D.C. 20429

    New York Clearing House Association        New York, New York 10005

    (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.
    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO
    RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of November, 2000.

                                                       THE BANK OF NEW YORK

                                                       By:    /s/ MARY BETH A. LEWICKI
                                                              -------------------------------------
                                                       Name:  Mary Beth A. Lewicki
                                                       Title: VICE PRESIDENT

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